UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

Global Net Lease, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Fifth Avenue, 30th Floor
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (332) 265-2020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GNL	New York Stock Exchange
7.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	GNL PR A	New York Stock Exchange
6.875% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR B	New York Stock Exchange
7.50% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR D	New York Stock Exchange
7.375% Series E Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR E	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Global Net Lease, Inc. (the “Company”) held its annual meeting of stockholders on May 21, 2026 (the “2026 Annual Meeting”). The final voting results for the proposals submitted to a vote of the Company’s stockholders at the 2026 Annual Meeting are as follows:

Proposal 1: Election of eight directors to hold office until the 2027 annual meeting of stockholders of the Company and until their respective successors are duly elected and qualify:

	Votes	Votes	Broker
Director	For	Withheld	Non-Votes
Edward M. Weil, Jr.	146,655,208	6,177,855	28,319,940
Dr. M. Therese Antone	149,304,208	3,528,855	28,319,940
Lisa D. Kabnick	151,518,868	1,314,195	28,319,940
Robert I. Kauffman	143,168,957	9,664,106	28,319,940
Leslie D. Michelson	135,211,852	17,621,211	28,319,940
Michael J.U. Monahan	151,454,102	1,378,961	28,319,940
Stanley R. Perla	151,418,507	1,414,556	28,319,940
Leon C. Richardson	149,933,480	2,899,583	28,319,940

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
179,564,468	1,151,933	436,602	̶

Proposal 3: Approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the 2026 Annual Meeting:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
145,876,071	6,366,683	590,309	28,319,940

In connection with the previously-disclosed retirement of P. Sue Perrotty and Governor Edward Rendell from the Board of Directors of the Company (the “Board”), effective immediately following the 2026 Annual Meeting, the Board appointed (i) Lisa Kabnick to the Board’s Audit Committee to replace Ms. Perrotty, and (ii) Dr. M Therese Antone to the Board’s Nominating and Corporate Governance Committee to replace Governor Rendell. The Board has determined that Ms. Kabnick qualifies as “independent” for service on the Board’s Audit Committee in accordance with both Rule 10A-3 under the Exchange Act and the listing standards of the New York Stock Exchange.

Set forth below is the current composition of the Board committees following the 2026 Annual Meeting:

Board Committee	Committee Membership
Audit Committee	Stanley R. Perla (Chair), Lisa D. Kabnick, Leon C. Richardson
Compensation Committee	Dr. M. Therese Antone (Chair), Michael J.U. Monahan, Stanley R. Perla
Finance Committee	Robert I. Kauffman (Chair), Lisa D. Kabnick, Michael J.U. Monahan, Edward M. Weil, Jr.
Nominating and Corporate Governance Committee	Leslie D. Michelson (Chair), Dr. M. Therese Antone, Leon C. Richardson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL NET LEASE, INC.

Date: May 26, 2026	By:	/s/ Edward M. Weil, Jr.
	Name:	Edward M. Weil, Jr.
	Title:	Chief Executive Officer and President (Principal Executive Officer)